CLEAN POWER … FROM CONCEPT TO PRODUCTION Quantum Fuel Systems Technologies Worldwide, Inc. Investor Presentation April 2008 “Driving Tomorrow’s Technology Today” Exhibit 99.1

Forward Looking Statements
Certain matters discussed during this presentation contain forward-looking statements.  These forward looking statements may address, among other things, the growth or future development or commercialization of fuel cell, hybrid, plug-in hybrid, and other alternative fuel vehicle markets; the
Company's expectations and projections regarding future revenues, expenses, cash flows and operating results; and future business plans and
business opportunities.   Generally, the words “may”, “will”, “anticipate”,
“believe”, “expect”, “intend”, “estimate”, “project”, “plan” and other similar words identify forward looking statements.
Forward looking statements are not guarantees of performance and are subject to a number of risks and uncertainties which could cause actual
results to differ materially from historical or anticipated results.   Investors
are encourage to review the Company’s Form 10-K filed with the SEC for fiscal year ending April 30th, 2007 and the Company’s Form 10-Q filed with the SEC for the fiscal quarters ended July 31, 2007, October 31, 2007, and
January 31, 2008 for a description of the various risks and uncertainties that affect the Company’s business and which could cause actual results to differ materially from historical or anticipated results.
All forward-looking statements in this presentation are based on information currently available to the Company and assumptions that management believes are reasonable.  We do not assume any obligation to update or revise any forward-looking statements.

Quantum Overview Quantum Quantum Hybrids USA ALP Lithium Batteries & Controls Canada Asola Solar Germany Fisker Premium Hybrid Vehicle USA Quantum Alternative Fuel Vehicles USA t

Advanced Vehicle Systems
• Hybrid Electric Vehicles
• Plug-In Hybrid Electric Vehicles
• Alternative Fuel Vehicles – 20,000 vehicles
• Hydrogen Internal Combustion Engines
• Fuel Cell Vehicle Systems
Delivering Advanced Vehicle Systems

Energy Storage and Delivery
• Lithium-Ion Battery and Advanced Control
Systems through our affiliate ALP
• Advanced Hydrogen & CNG Storage Systems
– 2,000 Hydrogen Systems
• Mobile & Portable Hydrogen Refueling Systems
Renewable Energy Generation
• Solar Photo-Voltaic Modules through our affiliate
Asola (Automotive, Residential, Commercial)
• Wind Turbines (Installation, Electricity and
Hydrogen Generation)
Energy Storage and Generation

Announced
breakthrough in
all-composite
lightweight,
high capacity,
low-cost fuel
storage
technologies.
•
Developed a
series of robust,
OEM
compatible
electronic
control
products.
Developed H
storage
system for
SunLine Tran-sit
Hythane®
bus.
Awarded patent
for integrated
module including
in-tank regulator
Developed H
storage and
metering system
for Toyota’s
FCEV  platform.
First to certify
10,000 psi
systems in
Japan
•
Designed,
developed and
validated advanced
fuel storage
systems for
DaimlerChrysler
First to fill a H
storage cylinder
with compressed H
at 5,000 psi at
California Fuel Cell
Partnership
developed for the
Hyundai Santa Fe
Fuel Cell Vehicle.
•
Developed
advanced H
storage system
for first
ThunderPower®
fuel cell bus.
Developed ultra-
light weight, Gen 2
hydrogen systems
for Heno/Toyota FC
buses
•
Achieved a
record of 11.3%
H2 tank
efficiency, the
highest weight
efficiency ever
demonstrated, in
partnership with
Lawrence
Livermore
National Lab and
Thiokol.
•
Developed
portable hydrogen
refueling devices
and supplied for
multiple customer
applications
Awarded patent
for mobile
hydrogen refueling
systems
•
Developed 13.3 wt%
hydrogen tank and
0.75 kg regulator
for NASA/
AeroVironment
•
Developed  on-
tank automatic
valve system for
10,000 psi H
Established
comprehensive test
and validation facilities
for gaseous fuel
components
First to ship 10,000
psi H storage fuel
system with
patented in-tank
regulator module
Validated H
injectors and
developed advanced
hydrogen metering
systems for FC
stack
Developed and
implemented
advanced
process controls,
based on
experience in
producing over
1,600 hydrogen
tanks
•
Awarded patent on
injectors for dry
gaseous fuels
Acquired stake in advanced
Li-Ion battery systems
developer, Advanced Lithium
Power Inc.
•
Opened state-of-
the art  SULEV
emissions testing
Facility.
History of Innovations…
1999 2000 2001 2002
2003 2004 2005 2006               2007
•
Developed high
precision low
pressure regulators
in support of fuel
Injector subsystems
First to
demonstrate
an all-
composite H
Storage Tank
that stores at
10,000 psi
•
Developed
10,000 psi in-
tank pressure
regulator
module
incorporating
two regulators
and solenoid
valve
Developed FC
hybrid electric
“Aggressor” for
the US Army,
from the
ground-up
•
Developed ultra-
light hydrogen
systems for high
altitude
applications
•
Opened world’s first
10,000 psi hydrogen
gas test facility and
performs extreme tests
Developed 2
generation in-tank
regulation system
for Toyota
•
Developed an
integrated plug-
and-play fuel
storage system for
GM HyWire FC
concept vehicle
Began developing additional
H2 ICE hybrid platforms
•
Launched R&D
targeting next
generation
storage and
metering systems
•
Developed
innovative Hydrogen
ICE hybrid electric
vehicles for
SCAQMD
History of Innovations…
GM’s  Sequel – First
Hydrogen Fuel Cell vehicle to
go 300 miles without refueling
using Quantum’s Technology
2
2
2
2
2
2
nd
2
2
Developed
electrolyzer
based H mobile
refueling system
for the US Army
2
2
•
Developed high
efficiency H2
fuel
storage systems
for DOE Future
Truck programs
First to certify 10,000
psi H2
Storage Tank to
International
Standards.

Scandinavia
Hydrogen Hybrids
Global Market Opportunity
California
Hydrogen Highway
Hydrogen Stations
CARB ZEV
CA Fuel Cell Partnership
SCAQMD
USA
Plug-In-Hybrids,
Hybrid Electric,
Hydrogen Hybrids,
Fuel Cell Electric
India
Hydrogen-Blends
Hybrid Electric
CNG
Local Partner
China
OEM JV Partner(s)
Hydrogen
Hybrid Electric
CNG
Europe
Hybrid Electric
Hydrogen, CNG
JV Partner
Wind Energy
Solar Modules

Figure 1. World Marketed Energy Consumption by Region, 2004-2030

Quadrillion Btu
800
600
400
200
0
Non-OECD
OECD
447
511
559
607
654
702
2004
2010
2015
2020
2025
2030

Sources: **2004:** Energy Information Administration (EIA), *International Energy Annual 2004* (May-July 2006), web site www.eia.doe.gov/iea. **Projections:** EIA, System for the Analysis of Global Energy Markets (2007).

Market Drivers
Energy Security
• Balance of trade
• National security
• Demand for energy increasing globally
Environmental Impacts
• Global warming
• Criteria pollutants and health impacts
Economics
• USA:     $4 per gallon gasoline is here today
• Europe: $6-8 per gallon
Energy, the environment & the economics are inextricably linked!

GM

CHRYSLER

Ford

DAIMLER

Mercedes-Benz

HINO

OPEL

HYUNDAI

SUZUKI

NAC

LOCKHEED MARTIN

We never forget who we're working for

BOEING

NASA

HYDRO

BALLARD®

power to change the world®

THOR

SunLine

AeroVironment

SOUTH COAST AQMD

Sumitomo Corporation

advanced lithium power

leading.

THE LINDE GROUP

EDAG

YAMAHA®

BÉKÉSWIND

ersol

asola

Advanced and Automotive Solar Systems

FISKER

BOSCH

HYDROGENICS

QUANTUM

Our Customers & Partners ARMY TOYOTA j

Energy Storage
Control Systems
System Integration
Vehicle Integration

QUANTUM

Li-Ion Battery Systems
(through ALP)
Advanced 10,000 psi Hydrogen
Storage Systems
Electronic Controls
Prototype Construction
and Production
Engineering
Gaseous Fuel
Management Systems
Hydrogen and Natural
Gas Fuel Injectors
CNG Storage Systems
Hydrogen ICE Hybrid
Vehicle Systems
Plug-In Hybrid Vehicles
Hydrogen Mobile
Refuelers
Fuel Cell Hybrid Vehicles
5,000 psi Hydrogen
Systems
Quantum’s Technologies and Capabilities

Solar Energy
Telecom
Back-up Power
Alt Fuel Vehicles
Fuel Delivery
Hydrogen Systems
ALP’s
Lithium-Ion Batteries
Military
Hybrid Electric
Fuel Cell Electric
Fully Integrated Energy Storage Solutions
Wind Energy

Fuel Cell Vehicle Program • GM’s Chevrolet Equinox Fuel Cell vehicles • All equipped with Quantum’s advanced 10,000 psi H 2 storage systems

GM Sequel Drives into History Books May ‘07 First Hydrogen Fuel Cell Vehicle to go 300 miles without refueling

• Hydrogen Hybrid Electric Vehicle Fleets • US, Europe • OEM-Level Development and Certification Hydrogen Hybrid Vehicle Program

Hydrogen Internal Combustion Engine Vehicles • Ford E 450 Shuttle Bus – In Production • Ford Focus • Exclusive Use of Quantum Fuel Injectors

Military/Defense Program
•
Fuel efficiency
•
Exportable power
•
Extended silent watch
capability
•
“Stealth” battery-only
propulsion capability
•
Unique design flexibility
–
Wider choice of fuels
–
Adaptability to future
technologies
The Aggressor – Alternative Mobility Vehicle:
Battery-dominant hydrogen fuel cell series hybrid electric drivetrain in a
High-performance light-duty off-road vehicle platform.

Military/Defense Program
Hydrogen Ford Escape Hybrid
• Production intent hydrogen ICE hybrid vehicle program
– First delivery mid-2007
• Dual Use Applications
– Military:  Administrative vehicles for base transportation
– Civilian:  Fuel efficient, low emission, hydrogen vehicles
In Partnership with

HYHAULER
PLUS
Mobile Hydrogen Infrastructure
QUANTUM
HYHAULER
PLUS
QUANTUM

QUANTUM

Mobile Hydrogen Infrastructure
The HyHauler Plus®
• Patented trailer-mounted
hydrogen production and
refueling station
• Applications
– Stranded/intermittent
renewable energy storage
– Remote, on-site fuel
production (US Army)
– Modular “just-in-time”
hydrogen refueling
infrastructure deployment

PR Newswire
United Business Media
Drive the Future With Fisker Automotive, A New Green American Premium Car Company
www.prnewswire.com
FISKER
REUTERS
REUTERS
at&t
7 Av

QUANTUM
TECHNOLOGIES

Fisker Automotive
•
A new Green American
premium car company
•
Founded by Quantum and
Fisker
•
Funded by Kleiner Perkins
Caufield & Byers and Palo
Alto Advisors
New York, Time Square, September 5, 2007

Fisker Automotive
•
Four new models to be introduced from 2009 to
2011
– All models are planned to incorporate Quantum’s Plug-in
Hybrid Electric Vehicle (PHEV) design –
“Q-Drive”
•
First model: PHEV Premium 4-door Sports
Sedan - KARMA
– Unveiled at the 2008 North American International Auto
Show in Detroit, mid-January, 2008
– Start of production Q4 calendar year 2009
– MSRP $80,000

Fisker Karma

Fisker Karma

FISKER AUTOMOTIVE, INC.
FISKER PLUG-IN HYBRID 4 DOOR SPORTS SEDAN

asola
Advanced and Automotive Solar Systems

QUANTUM

Asola • Fast growing German Solar Module manufacturer • Quantum owns 25% equity stake • Expanding in Germany, Spain, France and U.S.

asola
Advanced and Automotive Solar Systems

QUANTUM

Asola – Strategic Solar Partnership
•
Asola is a privately-held German leader in production of
solar modules
•
Provides high quality and high output (watt/panel) serial
flat panel modules.
•
Expertise in solar cell modularization for automotive,
residential, commercial and grid applications.
•
2007 Revenues – $38 million based on 5 to 6 MW of
capacity.
– Current capacity is now at 15MW.
– Planned expansion to 45MW in 2008
•
2008 Projected Revenues – $75 to $80 million
•
10 year solar cell supply contract with Ersol

Recent Developments
• Fisker Automotive Joint Venture
• Quantum and Asola Awarded $135 Million Contract to Supply Solar Modules
• Quantum and Boeing Selected for $5.6 Million Award from the U.S. Department of Energy
• Quantum and Asola Enter into 155 MW Solar Cell Supply Agreement with ersol –
Acquire Equity Stake
• India – Distribution Agreement – Natural Gas Vehicle Equipment
• China – Strategic Agreement to Expand Global Portfolio of Natural Gas Vehicle
Products
• Norway – Production of Hydrogen Hybrid Vehicles for Norske Hydro and
Hydrogen Highway
• California – Major Contract for Development/Production and Demonstration of
Plug-In Hybrids
• Europe – Strategic Sales/Marketing Agreement with Major Industrial Gas
Supplier – Co-Market Hydrogen Stations and Quantum Hydrogen Vehicles

Financial Overview CLEAN POWER

•
Snapshot:
-
Nasdaq - QTWW
-
Market Cap. - $85 million
-
78 million shares outstanding
-
GM largest shareholder – 6% of shares outstanding
-
2 Reporting segments (Quantum Fuel Systems and Corporate)
•
Company has completed sale of Tecstar enabling a pure
focus on “clean energy” and “green vehicle” technology
-
Eliminated majority of historical losses
-
Cleaned up debt-side of balance sheet - $23.4 million
•
Growing revenue base
-
4 quarters of sequential revenue growth
•
Loss position today, but targeting profitability for fiscal year starting May 1, 2009
Financial Overview

Statement of Operations – Continuing Ops
April 30 Fiscal Year
1
1
Adjusted for depreciation and amortization, non-cash 123R stock-based compensation expenses
3rd Qtr 07 4th Qtr 07 1st Qtr 08 2nd Qtr 08 3rd Qtr 08
Revenue:
Net product sales $       764,971 $    1,572,231 $    1,455,383 $    3,259,890 $    2,521,053
Contract revenue
1,496,426 1,527,623 2,053,904 2,916,517 4,624,777
Total revenue
2,261,397 3,099,854 3,509,287 6,176,407 7,145,830
Costs and expenses:
Cost of product sales
547,943 1,205,541 1,591,053 2,544,064 2,009,188
Research and development
3,223,091 2,845,301 3,195,511 3,820,007 4,691,373
Selling, general and admin.
3,880,981 3,939,109 4,047,619 3,944,482 3,870,661
Amortization of intangibles
418,496 418,481 418,770 418,962 419,081
Total costs and expenses
8,070,511 8,408,432 9,252,953 10,727,515 10,990,303
Loss from continuing operations
(5,809,114) (5,308,578) (5,743,666) (4,551,108) (3,844,473)
Depreciation and amortization 965,000
953,000 880,000 940,000 1,010,000
Non-cash 123R expenses 810,000
1,075,000 735,000 790,000 650,000
Adjusted operating loss
$  (4,034,114) $  (3,280,578) $  (4,128,666) $  (2,821,108) $  (2,184,473)
Actual Results

Path to Profitability
•
Focus on “Green” technology and leverage Quantum’s existing
clean energy technologies
-
Higher margin business
-
Fully funded development programs
•
Continue expanding hybrid vehicle development programs
-
Fisker Automotive – “Karma” plus three new models
-
Military and Government Agencies
-
International
•
Commercialize Q-Drive hybrid system starting in calendar 2009 with the Fisker Karma
•
Grow Advanced Lithium Power battery business
•
Expand solar operations in Europe and US
-
Currently under equity method for European operation
-
Majority ownership of US solar operation with revenues targeted for CY09

Bridge Analysis – Fiscal 2008 to 2010
Note: These revenue and contribution to earnings projections are contingent on finalization of agreements, technology development, vehicle introductions, expansion of solar operations into US market and general market conditions
in millions
2008 2010
Forecasted Revenues
Core propulsion systems 25.0 $           45.0 $
Q-Drive Sales (Fisker Karma)
- $             35.0 $
US Solar Modules - $             30.0 $
Advanced Lithium Power - $             15.0 $
25.0 $           125.0 $
Forecasted Contribution to Earnings
Core propulsion systems 4.0 $             9.0 $
Q-Drive Sales (Fisker Karma)
- $             5.3 $
US Solar Modules - $             3.0 $
Advanced Lithium Power - $             3.0 $
Equity earnings in Asola 0.4 $             4.0 $
4.4 $             24.3 $
Fiscal Year ended April 30,

asola Advanced and Automotive Solar Systems	

advanced lithium power	
GM	

QUANTUM TECHNOLOGIES

Significant Value in Affiliates and Strategic Partnerships
Affiliate Financial Metrics
Asola
• 25% equity interest
• Increase to 33% equity interest in 2008
• CY 2008 revenue target - $80 million
• Order backlog thru 2011
Fisker Automotive
• 30% equity interest
• Quantum a founding shareholder
• CY 2010 revenue target - $600 million
Advanced Lithium Power
• 40% equity interest (fully diluted basis)
• Quantum a founding shareholder
• CY 2010 revenue target - $100 million
General Motors
• Strategic Alliance partner
• GM has funded Quantum $75 million
for engineering & development work
since 1996

Value Proposition
•
Blue chip customer base/affiliates/strong strategic
alliances driving enterprise value
•
Expanding business model, but focused on “clean
energy” and “green vehicle” technology
-
Solar Operations
-
Hybrid / Hydrogen vehicles
-
Lithium Ion Battery Technology
•
Proprietary position in 21
st
century technologies
•
Growing revenue base with anticipated profitability
on the horizon

NASDAQ: QTWW www.qtww.com CLEAN POWER … FROM CONCEPT TO PRODUCTION